Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

21. Commitments and Contingencies

The Company leases buildings and equipment under various operating leases. Payments for the next five years ending December 31 and thereafter are as follows:

2012	$12,301
2013	10,858
2014	8,197
2015	7,170
2016	6,019
Thereafter	13,722
$58,267

The Company is the successor to a license agreement to use the trade name “BFI” and the related logo which is subject to certain restrictions. The agreement was amended on February 22, 2002, whereby a one-time payment of $1,279 (C$2,000) was made on April 25, 2002 in full satisfaction of all royalty obligations under the license agreement payable through June 1, 2015 (the initial 15-year term). The Company has two additional 10 year extension options. The first and second 10 year extension options bear per annum costs of $590 (C$600) and $1,475 (C$1,500), respectively.

The Company enters into various commitments in the normal course of business. At December 31, 2011, the Company has issued letters of credit amounting to $198,208 (2010 - $193,546) and performance bonds totaling $295,524 (2010 - $352,331). Letters of credit are made available to the Company through its long-term debt facilities and are included in the security offered by the Company to its lenders.

On the acquisition of IESI, the Company assumed various obligations which requires the payment of additional amounts for achieving certain negotiated events or business performance targets, including landfill expansion approval or target disposal volumes. The Company is obligated to pay certain sellers various amounts for achieving certain negotiated disposal volumes to a maximum of approximately $6,800. Amounts are accrued monthly, and paid from time to time in accordance with underlying agreements, until certain threshold negotiated disposal volume targets are achieved, and the maximum obligation is satisfied. Monthly accrued amounts, which are paid up to the date the disposal volume threshold targets are met, reduce the threshold payment by a similar amount. The Company will record an adjustment to the purchase price allocation when the contingency is resolved and consideration is issued or becomes issuable. Landfill permits acquired on the acquisition of IESI were recorded at their fair values. Accordingly, all contingent amounts paid, and all future contingent payments, in respect of the receipt of landfill expansion approval or fulfilling disposal volume targets, are recorded to goodwill.

The Company has a disposal contract that requires it to meet specific disposal volume targets which expires on March 31, 2012. The volume requirements are measured based on an annual average. In the event the Company does not meet the required volume targets, the Company is required to make additional payments on the disposal volume shortfall. At December 31, 2011, the Company expects to meet its disposal volume target and accordingly no accrual has been made.

The Company has an accrued environmental liability of $14,950 (2010 - $14,280) recorded in landfill closure and post-closure costs on the balance sheet, related principally to an inactive landfill (hereinafter referred to as “Tantalo”), which the Company assumed as part of the IESI acquisition. The Tantalo environmental liability consists of remediation and 30 years of post-closure monitoring totaling $15,102 (2010 - $15,920). The initial remediation work commenced in 2004, and the post-closure monitoring commenced in 2007. Tantalo is a 26 acre landfill that stopped accepting waste in 1976 and has been identified by the State of New York as an “Inactive Hazardous Waste Disposal Site”. During its period of operation, Tantalo received both municipal and industrial waste, some of which has been found to exhibit “hazardous” characteristics as defined by the U.S. Resource Conservation and Recovery Act. Past activities at Tantalo have resulted in the release of hazardous wastes into the groundwater. A remediation program has been developed for Tantalo in conjunction with the New York State Department of Environmental Conservation. The remediation program includes: installation of groundwater barriers, protective liner caps, leachate and gas collection systems, and storm-water drainage controls, as well as methods to accelerate the decontamination process. In addition, IESI purchased a “Cleanup Cost Cap Insurance Policy,” with a ten-year policy period, which provides $25,000 of coverage in excess of the remediation portion of the liability.

The cost of remediation requires a number of assumptions and estimates which are inherently difficult to estimate, and the outcome may differ materially from current estimates. However, management believes that its experience provides a reasonable basis for estimating its liability. As additional information becomes available, estimates are adjusted as applicable. It is possible that technological, regulatory or enforcement developments, the results of environmental studies, or other factors could necessitate the recording of additional liabilities which could be material. The estimated environmental remediation liabilities have not been reduced for possible recoveries from other potentially responsible third parties.

The Company is subject to certain lawsuits and other claims arising in the ordinary course of business. The outcome of these matters is subject to resolution. Based on management's evaluation and analysis of these matters, the amounts of potential losses are accrued and management believes that any amount above the amounts accrued will not be material to the financial statements.

Purchase agreements

In April 2007, WSI acquired a company that owns a permit to construct a construction and demolition waste transfer station on land owned by it in Bradenton, Florida.  An additional payment of $2,500 is due to the sellers upon the transfer of the company or the property to any non-affiliate of WSI or upon obtaining all necessary permits to operate the transfer station.

WSI entered into an agreement to purchase an adjacent parcel of land to its SLD landfill for total consideration of approximately $7,300. Deposits to date total $1,150. All deposits will be credited to total purchase consideration paid on closing. Deposits made by the Company are not refundable should the purchase not close.